                               FLEMING COMPANIES, INC.

                                 AMENDED AND RESTATED

                               DIRECTORS' COMPENSATION

                                         AND

                              STOCK EQUIVALENT UNIT PLAN











                              ADOPTED: FEBRUARY 25, 1997

                     AMENDED AND RESTATED FLEMING COMPANIES, INC.
                DIRECTORS' COMPENSATION AND STOCK EQUIVALENT UNIT PLAN

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I      Name and Purpose of Plan. . . . . . . . . . . . . . . . . . . . 1
        1.1    Name of Plan. . . . . . . . . . . . . . . . . . . . . . . . . . 1
        1.2    Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
        1.3    Type of Plan. . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE II     Definitions and Construction. . . . . . . . . . . . . . . . . . 1
        2.1    Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . 1
        2.2    Construction. . . . . . . . . . . . . . . . . . . . . . . . . . 3

ARTICLE III    Participation and Administration. . . . . . . . . . . . . . . . 3
        3.1    Participation . . . . . . . . . . . . . . . . . . . . . . . . . 3
        3.2    Participation In Consideration for Services . . . . . . . . . . 3
        3.3    Administration. . . . . . . . . . . . . . . . . . . . . . . . . 3

ARTICLE IV     Direct Compensation . . . . . . . . . . . . . . . . . . . . . . 3
        4.1    Direct Compensation . . . . . . . . . . . . . . . . . . . . . . 3
        4.2    Payment of Direct Compensation. . . . . . . . . . . . . . . . . 4
        4.3    Committee and Other Fees. . . . . . . . . . . . . . . . . . . . 4
        4.4    Beneficiary Designation . . . . . . . . . . . . . . . . . . . . 4

ARTICLE V      Award of Stock Equivalent Units . . . . . . . . . . . . . . . . 4
        5.1    Number of Stock Equivalent Units. . . . . . . . . . . . . . . . 4
        5.2    Special Rules for Stock Equivalent Units. . . . . . . . . . . . 5
        5.3    Payment of Stock Equivalent Units . . . . . . . . . . . . . . . 5
        5.4    Beneficiary Designation . . . . . . . . . . . . . . . . . . . . 5

ARTICLE VI     General Benefit Provisions. . . . . . . . . . . . . . . . . . . 6
        6.1    Restrictions on Alienation of Benefits. . . . . . . . . . . . . 6
        6.2    No Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
        6.3    Withholding For Income and Employment Taxes . . . . . . . . . . 6
        6.4    No Interest on Awards . . . . . . . . . . . . . . . . . . . . . 7
        6.5    Payments by the Company . . . . . . . . . . . . . . . . . . . . 7
        6.6    Adjustment on Recapitalization. . . . . . . . . . . . . . . . . 7

ARTICLE VII    Stockholder Approval; Amendment and Termination . . . . . . . . 7
        7.1    Right to Amend or Alter Plan. . . . . . . . . . . . . . . . . . 7
        7.2    Reliance on Reports . . . . . . . . . . . . . . . . . . . . . . 7
        7.3    Right to Terminate Plan . . . . . . . . . . . . . . . . . . . . 7


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

ARTICLE VIII   Miscellaneous Provisions. . . . . . . . . . . . . . . . . . . . 8
        8.1    Articles and Section Titles and Headings. . . . . . . . . . . . 8
        8.2    Laws of Oklahoma to Govern. . . . . . . . . . . . . . . . . . . 8
        8.3    Binding Effect. . . . . . . . . . . . . . . . . . . . . . . . . 8


                                       EXHIBITS


Exhibit A - Beneficiary Designation Form





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

                     AMENDED AND RESTATED FLEMING COMPANIES, INC.
                DIRECTORS' COMPENSATION AND STOCK EQUIVALENT UNIT PLAN


          FLEMING COMPANIES, INC., an Oklahoma corporation, hereby adopts the Fleming Companies, Inc. Directors' Compensation and Stock Equivalent Unit Plan upon the following terms and conditions:


                                      ARTICLE I

                               NAME AND PURPOSE OF PLAN

          1.1 NAME OF PLAN. This Plan shall be hereafter known as the FLEMING COMPANIES, INC. DIRECTORS' COMPENSATION AND STOCK EQUIVALENT UNIT PLAN.

          1.2 PURPOSE. The purpose of the Plan is to provide compensation to Eligible Directors for services rendered and to also provide Eligible Directors an incentive to motivate and financially reward such Directors who contribute to the long term growth and profitability of the Company through awards of Stock Equivalent Units.

          1.3 TYPE OF PLAN. This Plan shall be considered as a "compensation plan" which is to be sponsored by the Company for the purpose of providing a supplemental income for Eligible Directors who contribute to the continued growth, development and future business success of the Company.


                                      ARTICLE II

                             DEFINITIONS AND CONSTRUCTION

          2.1 DEFINITIONS. Where the following capitalized words and phrases appear in this instrument, they shall have the respective meanings set forth below unless a different context is clearly expressed herein.

                (a) AWARD OR AWARDS: The words "Award" or "Awards" shall mean Cash Awards and/or Stock Equivalent Units granted to an Eligible Director pursuant to and in accordance with the terms and provisions of this Plan.

                (b) AWARD PERIOD: The words "Award Period" shall mean a fixed period of time commencing with the date a Stock Equivalent Unit is granted and ending on the Termination Date.

                (c) BENEFICIARY: The words "Beneficiary" shall mean that person designated by the Eligible Director pursuant to Section 4.4 and Section
5.4 hereof who may be entitled to receive such Eligible Director's Direct Compensation and/or Stock Award in the event of the death of the Eligible Director.

                (d) BOARD: The word "Board" shall mean the Board of Directors of the Company.

                (e) CASH AWARD: The words "Cash Award" shall mean the annual Direct Compensation paid to Eligible Directors.

                (f) COMMITTEE: The word "Committee" shall mean the "Compensation and Organization Committee" of the Company.

                (g) COMMON STOCK: The words "Common Stock" shall mean the shares of common stock of the Company, par value $2.50 per share.

                (h) COMPANY: The word "Company" shall mean Fleming Companies, Inc., an Oklahoma corporation, or its successor.

                (i) DIRECT COMPENSATION: The words "Direct Compensation" shall mean the basic annual fee or annual board retainer, if any, as set forth in Section 4.1 paid or to be paid in cash during a calendar year to an Eligible Director as compensation for serving as a member of the Board and excluding any reimbursement payments for travel to or fee for attendance at or for chairing meetings.

                (j) DIRECTOR: The word "Director" shall mean a member of the Board.

                (k) EFFECTIVE DATE: The words "Effective Date" shall mean January 1, 1997 which is the date that this Plan shall be effective for all purposes.

                (l) ELIGIBLE SPOUSE: The words "Eligible Spouse" shall mean the spouse to whom the Eligible Director is married on his date of death.

                (m) ELIGIBLE DIRECTOR: The words "Eligible Director" shall mean a Director who is not an employee of the Company or any subsidiary.

                (n) MARKET VALUE: The words "Market Value" shall mean (A) during such time as the Common Stock is listed upon the New York Stock Exchange or other exchanges or the NASDAQ/National Market System, the average of the closing prices of the Common Stock on such stock exchange or exchanges or the NASDAQ/National Market System on the trading day immediately preceding the day for which the Market Value is to be determined, or if no sale of the Common Stock shall have been made on any such stock exchange or the NASDAQ/National Market System on such day, the next preceding day on which there was a sale of the Common Stock shall be used to calculate such average or (B) during any such time as the Common Stock is not listed upon an established stock exchange or the NASDAQ/National Market System, the mean between dealer "bid" and "ask" prices of the Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported by the National Association of Securities Dealers, Inc.

                (o) PLAN: The word "Plan" shall mean the "Fleming Companies, Inc. Amended and Restated Directors' Compensation and Stock Equivalent Unit Plan," as set forth in this instrument, and as hereafter amended from time to time.

                (p) STOCK EQUIVALENT UNITS: The words "Stock Equivalent Units" shall mean those monetary units, which may be granted to an Eligible Director pursuant to Article V, which represent a like number of shares of Common Stock.

                (q) TERMINATION DATE: The words "Termination Date" shall mean the date on which an Eligible Director ceases to be a member of the Board for any reason, including, but not limited to, death, disability or retirement.

          2.2 CONSTRUCTION: The masculine gender, wherever appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. Any word appearing herein in the plural shall include the singular, where appropriate, and likewise the singular shall include the plural, unless the context clearly indicates to the contrary.


                                     ARTICLE III

                           PARTICIPATION AND ADMINISTRATION

          3.1 PARTICIPATION. All Eligible Directors are automatically eligible to participate in the Plan.

          3.2 PARTICIPATION IN CONSIDERATION FOR SERVICES. Participation in the Plan will be deemed to be for all purposes in consideration of services rendered and to be rendered by the Eligible Director to the Company.

          3.3 ADMINISTRATION. The Plan shall be administered by the Committee and the Board shall grant and approve all Awards.

                                      ARTICLE IV

                                 DIRECT COMPENSATION

          4.1 DIRECT COMPENSATION. The amount of annual Direct Compensation which may be awarded to Eligible Directors under the Plan is subject to the sole discretion of the Board; provided, however, in no event shall the amount of Direct Compensation exceed the sum of $16,000 during any one calendar year. Nothing contained in this Plan, however, shall restrict the Committee from recommending and the Board from making awards of all Stock Equivalent Units to Eligible Directors.

          4.2 PAYMENT OF DIRECT COMPENSATION. The annual amount of Direct Compensation determined by the Board shall be divided into quarterly payments and paid quarterly on or before each March 31, June 30, September 30 and December 31 during the term of this Plan.

          4.3 COMMITTEE AND OTHER FEES. Commencing on the Effective Date, and until altered, amended or modified by the Board, the annual committee attendance fees for Eligible Directors shall not exceed the following:

                      Fees                                                Amount
                      ----                                                ------
          Board Attendance Fee (per meeting)                              $1,000
          Committee Attendance Fee (per meeting)                           1,000
          Committee Chair Attendance Fee - (per meeting)                     250

Fees for attendance at Board and Committee meetings and for acting as chair shall be paid at the meeting for which the fee is earned.

          4.4 BENEFICIARY DESIGNATION. In the event of the death of an Eligible Director during any year of the Plan, the proportionate part of the Eligible Directors' Cash Award which has been earned as of the date of such Eligible Directors' death shall be paid to the then surviving Beneficiary designated by the Eligible Director on the Beneficiary Designation Form in the form attached hereto as Exhibit A, and, if there is no Beneficiary so designated and then surviving, such Cash Award shall automatically be paid to the surviving Eligible Spouse of such Eligible Director, or otherwise to the estate of such Eligible Director.


                                      ARTICLE V

                           AWARD OF STOCK EQUIVALENT UNITS

          5.1 NUMBER OF STOCK EQUIVALENT UNITS. Until changed or amended by the Board, the number of Stock Equivalent Units which may be awarded under the Plan shall be a minimum of 1,000 Stock

Equivalent Units for each calendar year of the Plan; provided, however, that during each year of the Plan, in addition to the 1,000 Stock Equivalent Units, the Committee may award additional Stock Equivalent Units in lieu of the Cash Award or any portion thereof by dividing the selected amount of the Cash Award by the Market Value of the Common Stock. Stock Equivalent Units shall be paid on or before October 31 of each year of the term of the Plan. The Award granted to each Eligible Director, expressed as a number of Stock Equivalent Units, shall be determined solely in the discretion of the Board. Awards of Stock Equivalent Units shall be paid in cash and shall be payable only on the Termination Date. Each grant of Stock Equivalent Units shall contain such terms, restrictions and conditions as the Committee may recommend and the Board may determine, which terms, restrictions and conditions may or may not be the same in each case; provided, however, in no event shall Stock Equivalent Units be payable at any time other than on the Termination Date.

          5.2 SPECIAL RULES FOR STOCK EQUIVALENT UNITS. Stock Equivalent Units are granted in the form of units equivalent to shares of Common Stock. No stock certificates shall be issued with respect to such units, however, a certificate representing the number of Stock Equivalent Units shall be issued to each Eligible Director who receives a grant of Stock Equivalent Units and the Company shall maintain a bookkeeping account in the name of the Eligible Director to which such units shall relate and such units shall otherwise be treated in a comparable manner as if the Eligible Director had been awarded shares of Common Stock (except that no voting rights or other stock ownership rights shall apply to such units). Each such unit shall represent the right to receive on the Termination Date a cash payment equal to the Market Value on the Termination Date of the same number of shares of Common Stock in the manner and subject to the restrictions set forth in this Plan. If, during the Award Period, cash dividends or other cash distributions are paid with respect to shares of Common Stock, such amounts shall be credited to the Eligible Director's bookkeeping account and the Eligible Director shall be entitled to receive on the Termination Date cash in the same manner as the Stock Equivalent Units. If, during the Award Period, shares of Common Stock or other securities or property are distributed with respect to the Common Stock, additional units equivalent to such shares, securities or property shall be added to the Eligible Director's bookkeeping account as additional units and shall be subject to all other limitations and restrictions imposed upon the related units. In the event of the death of a Eligible Director, the Beneficiary shall have the same right to receive cash payments and other cash distributions with respect to the Stock Equivalent Units as the Eligible Director would have had if he had survived.

          5.3 PAYMENT OF STOCK EQUIVALENT UNITS. Payment of Stock Equivalent Units shall be made in a single cash payment as soon as practicable following the Termination Date of the Eligible Director. All Stock Equivalent Units issued prior to the Effective Date of this Plan shall be subject to and shall be governed by the terms and provisions hereof.

          5.4 BENEFICIARY DESIGNATION. In the event of the death of an Eligible Director during an Award Period, then, the Eligible Director's Stock Equivalent Units shall be paid to the then surviving Beneficiary designated by the Eligible Director on the Beneficiary Designation Form in the form attached hereto as Exhibit A, and, if there is no Beneficiary then surviving, such benefits will automatically be paid to the surviving Eligible Spouse of such Eligible Director, otherwise to the estate of such Eligible Director.


                                      ARTICLE VI

                              GENERAL BENEFIT PROVISIONS

          6.1 RESTRICTIONS ON ALIENATION OF BENEFITS. No right or benefit pursuant to a Stock Equivalent Unit under this Plan shall be subject in any manner to garnishment, attachment, anticipation, alienation, sale, transfer, assignment, gift, pledge, encumbrance, disposition, hypothecation, levy, execution or the claims of creditors, either voluntarily or involuntarily, and any attempt to so garnish, attach, anticipate, alienate, sell, transfer, assign, gift, pledge, encumber, dispose, hypothecate, levy or execute on the same shall be null and void, and neither shall such benefits or beneficial interests be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person to whom such benefits or funds are payable.

          6.2 NO TRUST. Other than as specifically provided in this Plan, no action under this Plan by the Company, the Board or the Committee shall be construed as creating a trust, escrow or other secured or segregated fund in favor of the Eligible Director, his Beneficiary, or any other persons otherwise entitled to his Stock Equivalent Units. The status of the Eligible Director and his Beneficiary with respect to any liabilities assumed by the Company hereunder shall be solely those of unsecured creditors of the Company. Any asset acquired or held by the Company in connection with liabilities assumed by it hereunder, shall not be deemed to be held under any trust, escrow or other secured or segregated fund for the benefit of the Eligible Director or his Beneficiaries or to be security for the performance of the obligations of the Company or any subsidiary, but shall be, and remain a general, unpledged, unrestricted asset of the Company at all times subject to the claims of general creditors of the Company.

          6.3 WITHHOLDING FOR INCOME AND EMPLOYMENT TAXES. Since all amounts to be paid under the Plan to an Eligible Director are to be considered as supplemental compensation paid for services rendered by the Eligible Director, the Company shall comply with all federal and state laws and regulations respecting the withholding, deposit and payment of any income, employment or other taxes relating to any payments made under this Plan, if any, and accordingly, all amounts of Awards and any other payments made hereunder shall be subject to and reduced by the amount of such taxes, if any.

          6.4 NO INTEREST ON AWARDS. All Awards and any other payments made hereunder will be paid without interest or investment earnings of any kind whatsoever except as otherwise specifically provided in the Plan.

          6.5 PAYMENTS BY THE COMPANY. The payments required to meet the cost of the Awards provided by the Plan shall be made solely by the Company.

          6.6 ADJUSTMENT ON RECAPITALIZATION. In case of a recapitalization, stock split, merger, stock dividend, reorganization, combination, liquidation, or other change in the Common Stock of the Company, the Board shall make such adjustment to the number of Stock Equivalent Units and in the number of shares of Common Stock available for award under the Plan which represent shares of Common Stock to reflect such change in organization.


                                     ARTICLE VII

                   STOCKHOLDER APPROVAL; AMENDMENT AND TERMINATION

          7.1 RIGHT TO AMEND OR ALTER PLAN. The Plan may be amended by the Company from time to time in any respect whatever by resolution of the Board adopting such amendment. Amendments may be made, which in the judgment of the Board are necessary or advisable, provided that such amendments do not deprive an Eligible Director, without his consent, of a right to receive Awards hereunder which have been previously granted to the Eligible Director at the applicable point in time. Provided further, the amendment of the Plan shall not cause a termination of any previously granted Award.

          7.2 RELIANCE ON REPORTS. Each member of the Committee and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

          7.3 RIGHT TO TERMINATE PLAN. This Plan shall continue until terminated as provided in this Section 8.5. The Board expressly reserves the right to terminate this Plan in whole or in part at any time. Unless sooner terminated, this Plan shall terminate on December 31, 2007. Provided, if the Board elects to terminate the Plan, the Board shall determine a proposed date of termination, and shall notify the Eligible Directors. Provided, further, the termination of the Plan shall not cause a termination of any previously granted Award.


                                     ARTICLE VIII

                               MISCELLANEOUS PROVISIONS

          8.1 ARTICLES AND SECTION TITLES AND HEADINGS. The titles and headings at the beginning of each Article and Section shall not be considered in construing the meaning of any provisions in this Plan.

          8.2 LAWS OF OKLAHOMA TO GOVERN. The provisions of this Plan shall be construed, administered and enforced according to the laws of the State of Oklahoma.

          8.3 BINDING EFFECT. This Plan shall be binding upon the Company and the Eligible Directors and their respective heirs, successors and assigns.

                                      EXHIBIT A

--------------------------------------------------------------------------------
                                                    BENEFICIARY DESIGNATION FORM

AMENDED AND RESTATED FLEMING COMPANIES, INC.
DIRECTORS' COMPENSATION AND STOCK EQUIVALENT UNIT PLAN
--------------------------------------------------------------------------------

Name:
     -------------------------------

The Amended and Restated Fleming Companies, Inc. Directors' Compensation and Stock Equivalent Unit Plan (the "Plan") provides that if you die while you are a participant in the Plan:

Each of your Cash Awards and Stock Equivalent Units will be paid to the Primary or Secondary Beneficiary(ies) that you designate below, and, if there is no Beneficiary (either Primary or Secondary) surviving at your death, such benefits will automatically be paid to your then surviving spouse, otherwise to your estate.

You should designate Secondary Beneficiary(ies) in case your Primary Beneficiary(ies) are not living at the time of your death.

I choose the following person or persons as Beneficiary(ies) to receive, in the event of my death, all of my accounts in the percentages designated below. I understand that this designation automatically cancels any previous designations which I have made and that I may change this designation at any time by signing another form.

--------------------------------------------------------------------------------
PRIMARY BENEFICIARY(IES)
--------------------------------------------------------------------------------
                                                                     % SHARE
NAME                                  RELATIONSHIP                         %
    -------------------------------               ------------------   ----
ADDRESS
       -------------------------------------------------------------
        STREET                     CITY         STATE         ZIP

                                                                     % SHARE
NAME                                  RELATIONSHIP                         %
    -------------------------------               ------------------   ----
ADDRESS
       -------------------------------------------------------------
        STREET                     CITY         STATE         ZIP

If more than one Primary Beneficiary is designated, the share of any Primary Beneficiary who predeceases you will proportionately increase the share of the surviving Primary Beneficiary(ies).

--------------------------------------------------------------------------------
SECONDARY BENEFICIARY(IES)
--------------------------------------------------------------------------------
                                                                     % SHARE
NAME                                  RELATIONSHIP                         %
    -------------------------------               ------------------   ----
ADDRESS
       -------------------------------------------------------------
        STREET                     CITY         STATE         ZIP

                                                                     % SHARE
NAME                                  RELATIONSHIP                         %
    -------------------------------               ------------------   ----
ADDRESS
       -------------------------------------------------------------
        STREET                     CITY         STATE         ZIP

If more than one Secondary Beneficiary is designated, the share of any Secondary Beneficiary who predeceases you will proportionately increase the share of the surviving Secondary Beneficiary(ies).


SIGNATURE                                                        DATE
         -------------------------------------------                 -----------

WITNESS                                                          DATE
       ---------------------------------------------                 -----------





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